              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) January 18, 2005

                     NAVISTAR FINANCIAL 2004-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              333-67112-01                           37-6401679
      (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  Other Events.

            On Janaury 18, 2005, the Registrant made available the
            Monthly Servicer Certificate for the Period of December 2004
            for the NAVISTAR FINANCIAL 2004-A OWNER TRUST,  which  is
            attached as Exhibit 20 hereto.

Item 9.01   Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2004-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  January 27, 2004                   By:/s/ PAUL E. MARTIN
-----------------------                          --------------------------
                                                 Paul E. Martin
                                                 Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2004-A Owner Trust
               Monthly Servicer Certificate #10, dated January 18, 2005

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                                   EXHIBIT 20

                   Navistar Financial 2004 - A Owner Trust
                       For the Month of December 2004
                   Distribution Date of January 18, 2005
                          Servicer Certificate  #10

Original Pool Amount                                        $398,284,237.80
Subsequent Receivables (transferred 04/29/04)               $201,715,759.98
Subsequent Receivables (transferred 00/00/00)                         $0.00
Subsequent Receivables (transferred 00/00/00)                         $0.00
Beginning Pool Balance                                      $448,446,796.31
Beginning Pool Factor                                             0.7474113

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)      $16,503,193.00
     Interest Collected                                       $2,601,195.84
     Mandatory Prepayments                                            $0.00
Additional Deposits:

     Repurchase Amounts                                               $0.00

     Liquidation Proceeds / Recoveries                                $0.00
Total Additional Deposits                                             $0.00

Repos / Chargeoffs                                              $394,058.76
Aggregate Number of Notes Charged Off                                    50

Total Available Funds                                        $18,230,914.98

Ending Pool Balance                                         $432,423,018.41
Ending Pool Factor                                                0.7207050

Servicing Fee                                                   $373,705.66
memo:  Servicer will allocate $1,500.00 of Servicing
       Fee as Administration Fee

Repayment of Servicer Advances
Note / Certificate Pool Factor                                  $873,473.86
----------------------------------------------------------------------------
Memo Item - Reserve Account:
(Ending Balance/Original Pool Amount)                        $14,574,520.88
     Prior Month Balance
     Transfer Base                                                    $0.00
     Invest. Income                                              $25,032.56
     Excess Serv.                                             $1,062,362.34
     Transfer (to)                                                    $0.00
                                                           -----------------
     Beginning Balance                                       $15,661,915.78
----------------------------------------------------------------------------
Reserve Account:
     Beginning Balance  (see Memo Item)                      $15,661,915.78
     Target Percentage                                                3.25%
     Target Balance                                          $14,053,748.10
     Specified Yield Supplement Amount                                $0.00
     Specified Yield Supplement Amount                                $0.00
     Specified Reserve Account Balance                       $14,053,748.10
     Minimum Balance                                         $11,999,999.96
     (Release) / Deposit                                   ($1,608,167.68)
     Ending Balance                                        $14,053,748.10
----------------------------------------------------------------------------
Current Weighted Average APR:                                        6.883%
----------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                     41.96
----------------------------------------------------------------------------
Delinquencies                                                       Dollars                 Notes
                                                           -----------------    ------------------
     Installments:                 1 - 30 days                 1,872,887.14                 1,959
                                   31 - 60 days                  439,288.77                   461
                                   60+  days                     121,056.96                    72

     Total:                                                    2,433,232.87                 1,983

     Balances:                     60+  days                   1,820,688.85                    72

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Navistar Financial 2004 - A Owner Trust
For the Month of December 2004

                                                                        Notes
                                                                                                           CLASS B       CLASS C
                              TOTAL      CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4        NOTES         NOTES
Original Pool Amount   $600,000,000.00 $108,000,000.00 $175,000,000.00 $154,000,000.00 $127,000,000.00 $21,000,000.00 $15,000,000.00
Distributions:
         Distribution Percentage  1               0.00%          94.00%           0.00%            0.00%       3.50%           2.50%
         Coupon                                 1.0800%         1.4500%         2.0100%          2.5900%    2.46000%         3.2000%

Beginning Pool Balance $448,446,796.31
Ending Pool Balance    $432,423,018.41

Collected Principal     $15,629,719.14
Collected Interest       $2,601,195.84
Charge - Offs              $394,058.76
Liquidation Proceeds
      /Recoveries                $0.00

Servicing &
      Administration Fee   $373,705.66
Investment Earnings from
     Pre-Funding Acct.           $0.00
Cash Transfer from Negative
     Carry Acct.                 $0.00
Cash Transfer from
     Pre-Funding Acct.           $0.00
Cash Transfer from Reserve Acct  $0.00
Ttl Collections Avail for
     Debt Services      $17,857,209.32

Beginning Balance      $448,446,796.31           $0.00 $134,059,988.53 $154,000,000.00 $127,000,000.00 $19,475,496.73 $13,911,311.05

Interest Due 2             $771,069.08           $0.00     $161,989.15     $257,950.00     $274,108.33     $39,924.77     $37,096.83
Interest Paid              $771,069.08           $0.00     $161,989.15     $257,950.00     $274,108.33     $39,924.77     $37,096.83
Principal Due           $16,023,777.90           $0.00  $15,062,351.23           $0.00           $0.00    $560,896.32    $400,530.35
Mandatory Prepayments
    Class A-1 only               $0.00           $0.00
Principal Paid          $16,023,777.90           $0.00  $15,062,351.23           $0.00           $0.00    $560,896.32    $400,530.35

Ending Balance         $432,423,018.41           $0.00 $118,997,637.30 $154,000,000.00 $127,000,000.00 $18,914,600.41 $13,510,780.70
Note/Certificate Pool Factor
(Ending Balance/ Original Pool Amt)          0.0000000       0.6799865       1.0000000       1.0000000      0.9006953      0.9007187
Total Distributions     $16,794,846.98           $0.00  $15,224,340.38     $257,950.00     $274,108.33    $600,821.09    $437,627.18

Interest Shortfall               $0.00           $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall              $0.00           $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
         Total Shortfall         $0.00           $0.00           $0.00           $0.00           $0.00          $0.00          $0.00

Excess Servicing
   (see Memo Item-
        Reserve Acct)    $1,062,362.34

   Beginning Reserve
        Acct Bal        $15,661,915.78
     (Release)/Draw     ($1,608,167.68)
      Ending Reserve
        Acct Bal        $14,053,748.10

1(a) 100% to the Class A-1 Notes until the Class A-1 Notes are paid in full.  (b) 94.00% of any amount remaining after the application of funds in clause (a) to the remaining Class A Notes sequentially until the Class A Notes are paid in full.  (c) 58.34%
of any amount remaining after the application of funds in clauses (a) and  (b) to the Class B Notes until the Class B Notes are paid in full.  (d) Any amount remaining after the application of funds in clauses (a), (b) and (c) to the Class C Notes until the Class C
Notes are paid in full.
2 Class A-1  Interest based on Actual Number of Days.  Interest on other classes based on a 30 day month.  Interest  for first settlement based off 14 days, from 04/01/04 to, but excluding, 4/15/04.

(*x represents previously paid interest to other classes.)
(*y represents previously paid interest and principal on other classes.)
---------------------------------------------------------------------
Memo Item - Advances:
       Servicer Advances - Current Month         ($873,473.86)
       Total Outstanding Servicer Advances      $2,006,479.02
---------------------------------------------------------------------

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Navistar Financial 2004 - A Owner Trust
For the Month of December 2004

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                        5                  4                3               2             1                0
                                     Jul-04             Aug-04           Sep-04          Oct-04         Nov-04           Dec-04
Remaining Gross Balance        $595,899,686.46     $577,635,660.10 $557,265,640.37  $539,362,919.14 $518,482,228.02 $499,540,697.86

A) Loss Trigger:
Principal of Contracts Charged Off $261,257.55         $117,152.19     $341,089.51      $161,974.69      $41,401.30      $394,058.76
Recoveries                         $118,225.49               $0.00     $203,477.93      $119,548.22     $230,954.33            $0.00

Total Charged Off (Months 5,4,3)   $719,499.25
Total Recoveries (Months 3,2,1)    $553,980.48
                             ------------------
Net Loss/(Recoveries) for 3 Mos    $165,518.77 (a)

Total Balance (Months 5,4,3) $1,730,800,986.93 (b)

Loss Ratio Annualized [(a/b)*(12)]     0.1148%

Trigger: Is Ratio > 1.5%                    No

                                                                                          Oct-04         Nov-04         Dec-04
B) Delinquency Trigger:
    Balance delinquency 60+ days                                                      $897,245.27   $1,614,034.39   $1,820,688.85
    As % of Beginning Pool Balance                                                        0.16635%        0.31130%        0.36447%
    Three Month Average                                                                   0.20319%        0.22925%        0.28071%

Trigger: Is Average > 2.0%                  No

C) Noteholders Percent Trigger:         2.3423%
   Ending Reserve Account Balance
   not less than 1% of Initial Aggregate
   Receivables Balance

Trigger: Is Minimum < 1.0%                  No

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